Exhibit 10.1

American DG Energy Inc.

6% Senior Unsecured Convertible Debentures Due 2018

Subscription Agreement

Dear Sir or Madam:

1.           Subscription.  The undersigned, intending to be legally bound, irrevocably subscribes for and agrees to purchase the aggregate U.S. dollar amount of the 6% Senior Unsecured Convertible Debentures Due 2018 (each a “Debenture” and collectively, the “Debentures”), of American DG Energy Inc., a Delaware corporation (the “Company”), indicated on the signature page hereof, on the terms and conditions described herein and in the Debenture.

The undersigned herewith delivers to the Company the consideration (“Purchase Price”) required to purchase the Debenture subscribed for hereunder by wire transfer funds payable to: American DG Energy Inc., 45 First Avenue, Waltham, MA02451, attention Chief Financial Officer.

2.           Investor Representations, Warranties and Covenants. The undersigned hereby acknowledges, represents and warrants to, and agrees with the Company as follows:

(a)
The undersigned is acquiring the Debenture for the undersigned’s own account as principal, for investment purposes only, and not with a view to, or for, resale or distribution of all or any part of the Debenture or any shares of the Company’s Common Stock, par value $.001 per share, issued upon conversion of the Debenture (the “Underlying Shares”)(the “Debenture and the Underlying Shares are collectively referred to herein as the “Securities”), and no other person has a direct or indirect beneficial interest in the Securities;

(b)
The undersigned acknowledges its understanding that the offering and sale of the Debentures is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), by virtue of Sections 4(2) of the Securities Act and Rule 505 of Regulation D (“Regulation D”) promulgated thereunder and Section 4(6) of the Securities Act, and, in furtherance thereof, the undersigned represents and warrants to and agrees with the Company that the undersigned has the financial ability to bear the economic risk of the undersigned’s investment, has adequate means for providing for the undersigned’s current needs and contingencies and has no need for liquidity with respect to the undersigned’s investment in the Debenture.

(c)	The undersigned is an “accredited investor” as defined in Rule 501(a) of Regulation D under the Securities Act;

(d)           The undersigned:

(1)	The undersigned understands and has evaluated the risks of a purchase of the Debenture;

(2)
has been given the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the offering of the Debentures, and has been given the opportunity to obtain such information as the undersigned has deemed necessary regarding the Company, the Debenture or the Underlying Shares to the extent that the Company possesses such information or can acquire it without unreasonable effort;

(3)	has not relied on any oral representation, warranty or information in connection with the offering of the Debentures by the Company, or any officer, employee, agent or affiliate of the Company;

(4)	has determined that the Debenture is a suitable investment for the undersigned and that at this time the undersigned can bear a complete loss of the undersigned’s investment therein;

(5)	has such knowledge and experience in financial and business matters that the undersigned is capable of evaluating the merits and risks of the undersigned’s investment in the Debenture;

(e)
If the undersigned is a corporation, limited liability company, partnership, trust, qualified plan or other entity, it is authorized and qualified to become a holder of the Securities, and the person signing this Subscription Agreement on behalf of such entity has been duly authorized to do so;

(f)
Any information which the undersigned has heretofore furnished and herewith furnishes to the Company with respect to the undersigned’s financial position and business experience is correct and complete as of the date of this Agreement and if there should be any material change in such information prior to issuance to the undersigned of the Debenture, the undersigned will immediately furnish such revised or corrected information to the Company;

(g)	The foregoing acknowledgments, representations, warranties and agreements shall survive the closing at which the Debenture is issued;

(h)	The undersigned acknowledges that the undersigned has not purchased the Debenture as a result of any general solicitation or general advertising; and

(i)
The undersigned’s overall commitment to investments which are not readily marketable is not disproportionate to the undersigned’s net worth and the undersigned’s investment in the Debenture and will not cause such overall commitment to become excessive.

3.           Investor Awareness.  The undersigned acknowledges that:

(a)	No federal or state agency has passed upon the Securities or made any finding or determination as to the fairness of this investment;

(b)	There is no established market for the Securities of and no assurance has been given that any public market for them will develop;

(c)
The Securities may not be sold, pledged or otherwise transferred, except as may be permitted under the Securities Act and applicable state securities laws pursuant to registration or exemption therefrom; and accordingly, the undersigned may be required to bear the financial risks of an investment in the Securities for an indefinite period of time;

(d)
The undersigned consents to (i) the placing of a legend substantially in the form set forth below on the certificates representing the Underlying Shares stating that the Underlying Shares have not been registered and setting forth the restriction on transfer contemplated hereby, and (ii) the placing of a stop transfer order on the books of the Company with respect to the Securities.

“The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended. These shares have been acquired for investment and not with a view to distribution or resale and may not be sold, mortgaged, pledged, hypothecated or otherwise transferred without an effective registration statement for such sales under the Securities Act of 1933, or an opinion of counsel for the corporation that registration is not required under such Act.”

4.           Miscellaneous.

(a)
Indemnity. The undersigned agrees to indemnify and hold harmless the Company, its affiliates, directors, officers, employees, agents and controlling persons (the Company and each such person being an “Indemnified Party”), from and against any and all losses, claims, damages, liabilities and expenses whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever), joint or several, as incurred, to which such Indemnified Party may become subject under any applicable United States federal or state law or the laws of any other domestic or foreign jurisdiction, or otherwise, and related to or arising out of or based upon any false representation, warranty or acknowledgment, or breach or failure by the undersigned to comply with any covenant or agreement made by the undersigned herein or in any other document furnished by the undersigned to any of the foregoing in connection with this transaction.

(b)
Modification.  Except as otherwise provided herein, neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

(c)
Binding Effect.  Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the undersigned is more than one person, the obligation of the undersigned shall be joint and several and the agreements, covenants, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

(d)
Entire Agreement.  This instrument contains the entire agreement of the parties and there are no representations, warranties, acknowledgments, covenants or other agreements except as stated or referred to herein.

(e)	Assignability. This Agreement is not transferable or assignable by the undersigned.

(f)
Governing Law and Forum.  Notwithstanding the place where this Agreement may be executed by any of the parties hereto, all the terms and provisions hereof shall be construed in accordance with and governed by the laws of the Commonwealth of Massachusetts, without giving effect to its conflict of law principles.  Any dispute which may arise out of or in connection with this Agreement shall be adjudicated before a court located in Middlesex County, Massachusetts and the parties hereby submit to the exclusive jurisdiction of the courts of the Commonwealth of Massachusetts located in Boston, Massachusetts and of the federal courts in Boston, Massachusetts with respect to any action or legal proceeding commenced by any party, and irrevocably waive any objection they now or hereafter may have respecting the venue of any such action or proceeding brought in such a court or respecting the fact that such court is an inconvenient forum, relating to or arising out of this Agreement or any acts or omissions relating to the sale of the Shares, and the undersigned consents to the service of process in any such action or legal proceeding by means of registered or certified mail, return receipt requested, in care of the address set forth below or such other address as the undersigned shall furnish in writing to the Company.  In the event any such action is brought, whether at law or in equity, then the prevailing party shall be paid its reasonable attorney's fees, expenses and disbursements arising out of such action. The undersigned hereby waives trial by jury in any action or proceeding involving, directly or indirectly, any matter (whether sounding in tort, contract, fraud or otherwise) in any way arising out of or in connection with this Agreement or the Holder’s purchase of the Shares.

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American DG Energy Inc.
Signature Page to 6% Senior Unsecured Convertible Debenture
Subscription Agreement
November 30, 2011

Please acknowledge your acceptance of the foregoing Subscription Agreement on the date set forth above by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

AMERICAN DG ENERGY INC.

By:

Name:	Anthony S. Loumidis
Title:	Chief Financial Officer

AGREED AND ACCEPTED:

SUBSCRIBER:

U.S. $2.20
Conversion price é	Subscriber’s name é

U.S. $6,900,000
Original Principal Amount of Debentures subscribed é

Subscriber’s signature é

Title of signatory, if Subscriber is an entity é

Address of the Subscriber ê

Email address:

Phone number:

U.S. Tax ID # (if any):